                              OPPENHEIMER DIVIDEND GROWTH FUND

                           Supplement dated March 9, 2007 to the
                              Prospectus dated August 1, 2006

     This supplement  amends the Prospectus dated August 1, 2006, of Oppenheimer
Dividend Growth Fund (the "Fund"). The section titled "Dividends" in the section
"Dividends,  Capital Gains and Taxes" on page 36 of the Prospectus is deleted in its entirety and replaced with the following:

     DIVIDENDS.  The  Fund  intends  to  declare  and  pay  dividends  from  net investment  income  separately  for each class of shares on a  quarterly  basis.
Dividends and distributions paid to Class A shares will generally be higher than dividends  for Class B, Class C and Class N shares,  which  normally have higher expenses  than Class A shares.  The Fund has no fixed  dividend  rate and cannot guarantee that it will pay any dividends or distributions.

March 9, 2007                                               PS0560.003